NET INTEREST INCOME (Tables)	12 Months Ended
Dec. 31, 2022
Disclosure of interest income (expense) [Abstract]
Schedule of Net Interest Income

	Weighted average effective interest rate
	2022%	2021%	2020%	2022 £m	2021 £m	2020 £m
Interest income:
Loans and advances to banks and reverse repurchase agreements	1.16	0.11	0.20	947	70	114
Loans and advances to customers and reverse repurchase agreements	3.01	2.55	2.76	14,523	12,334	13,358
Debt securities	2.22	1.57	1.82	145	74	92
Financial assets held at amortised cost	2.73	2.27	2.48	15,615	12,478	13,564
Financial assets at fair value through other comprehensive income	4.02	1.69	1.12	947	442	302
Total interest income[1]	2.79	2.24	2.42	16,562	12,920	13,866
Interest expense:
Deposits from banks	1.90	1.34	1.19	(78)	(66)	(82)
Customer deposits	0.34	0.12	0.40	(1,083)	(386)	(1,270)
Repurchase agreements at amortised cost	1.79	0.10	0.36	(827)	(22)	(117)
Debt securities in issue[2]	2.08	1.37	1.13	(1,075)	(746)	(761)
Lease liabilities	2.07	2.01	2.36	(27)	(30)	(39)
Subordinated liabilities	5.55	7.01	7.19	(367)	(634)	(827)
Total interest expense[3]	0.81	0.45	0.71	(3,457)	(1,884)	(3,096)
Net interest income				13,105	11,036	10,770
1Includes £21 million (2021: £10 million; 2020: £10 million) of interest income on liabilities with negative interest rates, £29 million (2021: £38 million; 2020: £42 million) in respect of interest income on finance leases and £682 million (2021: £695 million) in respect of hire purchase receivables.
2The impact of the Group’s hedging arrangements is included on this line; excluding this impact the weighted average effective interest rate in respect of debt securities in issue would be 4.17 per cent (2021: 2.30 per cent; 2020: 2.42 per cent).
3Includes £5 million (2021: £2 million; 2020: £23 million) of interest expense on assets with negative interest rates.